UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

CO-DIAGNOSTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

2401 S. Foothill Drive, Suite D, Salt Lake City, Utah 84109

(801) 438-1036

www.codiagnostics.com

2021 PROXY STATEMENT AND

NOTICE OF ANNUAL MEETING

Wednesday, August 4, 2021	10:00 A.M. (Mountain Time)

i

CO-DIAGNOSTICS, INC.

2401 S. Foothill Drive, Suite D

Salt Lake City, Utah 84109

(801) 438-1036

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Virtually at 10:00 A.M. (Mountain Time) on Wednesday, August 4, 2021

NOTICE IS HEREBY GIVEN that the virtual-only Annual Meeting of Stockholders (the “Annual Meeting”) of Co-Diagnostics, Inc., a Utah corporation (“we” or the “Company”), will be held on August 4, 2021 at 10:00 A.M. (Mountain Time), on a virtual basis, for the following purposes, all of which are discussed in greater detail in the accompanying proxy statement:

1.

To elect the five director nominees, all of whom are currently serving on our board of directors, each to serve until the next annual meeting of stockholders and until successor has been duly elected and qualified, or until his or her earlier death, resignation, or removal;

2.	To approve, on an advisory basis, the compensation of the Company’s named executive officers;
3.	To ratify the appointment of Haynie & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Only those stockholders of record as of the close of business on June 7, 2021, the record date for the Annual Meeting (the “Record Date”), will be entitled to vote at the Annual Meeting and any adjournments or postponements thereof.

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/CODX2021. We are pleased to utilize the virtual stockholder meeting technology (i) to provide ready access and cost savings for our stockholders and the Company and (ii) to promote social distancing pursuant to guidance provided by the Center for Disease Control and the U.S. Securities and Exchange Commission due to the novel coronavirus. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Annual Meeting online, please promptly submit your proxy vote via the Internet, by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are on the proxy materials you received for the Annual Meeting. Even if you plan to attend the Annual Meeting online, it is strongly recommended you vote before the Annual Meeting date, to ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

Details regarding admission to the meeting and the business to be conducted at the meeting are more fully described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement.

We hope you will be able to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

The proxy statement accompanying this notice provides a more complete description of the business to be conducted at the Annual Meeting. We encourage you to read the proxy statement carefully and in its entirety.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Dwight H. Egan
Chairman of the Board and Chief Executive Officer
Salt Lake City, Utah
June 21, 2021

YOU ARE RESPECTFULLY REQUESTED BY THE BOARD TO PROMPTLY SIGN, DATE AND RETURN THE ENCLOSED PROXY OR VOTE OVER THE INTERNET OR BY TELEPHONE. IF YOU GRANT A PROXY, YOU MAY REVOKE IT AT ANY TIME PRIOR TO THE MEETING OR VOTE AT THE MEETING. IF YOU RECEIVED THIS PROXY STATEMENT IN THE MAIL, A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. THIS WILL NOT PREVENT YOU FROM VOTING AT THE MEETING BUT WILL, HOWEVER, HELP TO ASSURE A QUORUM AND AVOID ADDED PROXY SOLICITATION COSTS.

This Notice of Annual Meeting of Stockholders, proxy statement and form of proxy are first being mailed to stockholders on or about June 25, 2021.

Important Notice Regarding the Availability of Proxy Materials for the

Co-Diagnostics, Inc. Annual Meeting of Stockholders to be Held at

10:00 A.M. (Mountain Time) on Wednesday, August 4, 2021.

The Proxy Statement and Accompanying Annual Report are

available at www.proxyvote.com, a site that does not have “cookies” that identify visitors to the site and on the Investor Relations portion of our web site at

https://codiagnostics.com/investors/.

ii

PROXY SUMMARY

This summary highlights certain information contained elsewhere in the accompanying proxy statement but does not contain all of the information you should consider before voting your shares. For more complete information regarding the proposals to be voted upon at the Annual Meeting of Stockholders and our 2020 fiscal year performance, please review the entire proxy statement and our annual report on Form 10-K for the fiscal year ended December 31, 2020. Unless the context indicates otherwise, we use the terms “Co-Diagnostics,” the “Company,” “we,” “us,” “our,” and similar expressions in this summary to refer to Co-Diagnostics, Inc., a Utah corporation.

Annual Meeting

Date:	Wednesday, August 4, 2021
Time:	10:00 A.M. (Mountain Time)
Location:	Virtual-Only at www.virtualshareholdermeeting.com/CODX2021
Record Date:	Holders of our common stock at the close of business on June 7, 2021

Voting Matters

Proposal		Required Approval
1.	Election of directors	Plurality of Votes Present
2.	Advisory vote to approve executive compensation	Majority of Votes Cast
3.	Ratification of Auditors	Majority of Votes Cast
4.	Other matters	Majority of Votes Cast

Director Nominees

The following table contains information about the five (5) candidates who have been nominated for election to the Board of Directors of Co-Diagnostics. Each nominee is currently a director of Co-Diagnostics.

Name	Age	Director Since	Principal Occupation
Dwight H. Egan	67	2013*	Chief Executive Officer and Chairman of the Board
Eugene Durenard, PhD	51	2019	Director
Edward L. Murphy	56	2019	Director
Richard S. Serbin	76	2017	Director
James B. Nelson	68	2019	Director

*	Mr. Egan served on the Board of Directors of Co-Diagnostics, Inc. from 2013 to 2017 before it became a publicly traded company.

1

2401 S. Foothill Drive, Suite D

Salt Lake City, Utah 84109

(801) 438-1036

www.codiagnostics.com

PROXY STATEMENT

This proxy statement (this “Proxy Statement”) is being furnished to holders of common stock, $0.001 par value per share, of Co-Diagnostics, Inc. (“Co-Diagnostics,” “the Company,” “we,” “our,” and “us”) of record as of the close of business on June 7, 2021 (the “Record Date”) in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors” or the “Board”) to be used at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on August 4, 2021 at 10:00 A.M. (Mountain Time) on a virtual basis or at any postponement or adjournment thereof. The Annual Meeting will be a completely “virtual meeting” of stockholders. You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card if you received paper copies of the proxy materials or follow the instructions below to submit your proxy over the Internet.

Pursuant to Utah Code § 16-10a-720, the Company will make a stockholders’ list available for inspection upon request at the Company’s principal office at 2401 S. Foothill Drive, Suite D, Salt Lake City, Utah 84109, Attn: Reed L. Benson, by any stockholder as of the Record Date or such stockholder’s agent or attorney, beginning June 28, 2021 (two business days after this Proxy Statement is given) continuing through the Annual Meeting and any meeting adjournments thereof.

Our Board is asking you to vote your shares by completing, signing and returning the accompanying proxy card. If you attend the Annual Meeting in person, you may vote at the Annual Meeting even if you have previously returned a proxy card. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder as described in more detail below.

Please read this Proxy Statement carefully then vote your shares promptly by telephone, by Internet or by signing, dating and returning your proxy card.

QUESTIONS AND ANSWERS ABOUT

THE PROXY MATERIALS AND THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the proposals described in this Proxy Statement.

Who is entitled to vote?

Only our stockholders of record at the close of business on the record date for the meeting, June 7, 2021, are entitled to vote at the Annual Meeting. As of the close of business on June 7, 2021, we had 28,879,890 shares of common stock issued and outstanding.

2

How many votes do I have?

Each share of our common stock that the stockholder owns as of June 7, 2021 entitles the stockholder to one vote on each director nominee listed in Proposal 1, Proposal 2 and Proposal 3 and any other matter that might properly come before the Annual Meeting or any adjournment thereof.

Can I access the proxy materials electronically?

Yes. This Proxy Statement and the accompanying Annual Report are available online at www.proxyvote.com, the Company’s website https://codiagnostics.com/investors and on the SEC’s website at www.sec.gov.

How can I attend the Annual Meeting?

We will be hosting the Annual Meeting live via the internet. There will not be a physical location for the Annual Meeting.

Our Annual Meeting allows stockholders to submit questions and comments before and during the meeting. After the meeting, we will spend up to 15 minutes answering stockholder questions. To the extent time doesn’t allow us to answer all of the submitted questions, we will answer them in writing on our investor relations portion of our website, at https://codiagnostics.com/investors/, soon after the meeting. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.

Our virtual format allows stockholders from around the world to vote, participate and ask questions and for us to give thoughtful responses.

Any stockholder can listen to and participate in the Annual Meeting live via the internet at www.virtualshareholdermeeting.com/CODX2021. Stockholders may begin submitting written questions through the internet portal at 9:45 A.M. (Mountain Time) on August 4, 2021, and the webcast of the Annual Meeting will begin at 10:00 A.M. (Mountain Time) that day.

Stockholders may also vote while connected to the Annual Meeting on the internet. You will need the 16-digit control number included on your voting instruction form or your proxy card (if you received a printed copy of the proxy materials) in order to be able to vote your shares or submit questions.

Instructions on how to connect and participate via the internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/CODX2021.

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual stockholder meeting login page.

If you do not have your control number, you will be able to listen to the meeting only — you will not be able to vote or submit questions.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, VStock Transfer, you are considered the stockholder of record with respect to those shares, and we sent a Notice of Annual Meeting and a printed set of the proxy materials, together with a proxy card, directly to you.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a broker, bank or other nominee, then you are the beneficial owner of those shares held in “street name,” and a Notice of Annual Meeting and a printed set of the proxy materials, together with a voting instruction form, was forwarded to you by your broker, bank or other nominee who is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to instruct your broker, bank or other nominee on how to vote the shares held in your account by following the instructions in the Notice of Annual Meeting and the voting instruction form you received.

3

How can I vote my shares?

The process for voting your shares depends on how your shares are held. Generally, as discussed above, you may hold shares as a “record holder” (that is, in your own name) or in “street name” (that is, through a nominee, such as a broker or bank). As explained above, if you hold shares in “street name,” you are considered to be the “beneficial owner” of those shares.

Voting by Record Holders. If you are a record holder, you may vote by proxy prior to the Annual Meeting or you may vote during the Annual Meeting in person. If you are a record holder and would like to vote your shares by proxy prior to the Annual Meeting, you have four ways to vote:

1.	By phone: 1-800-690-6903;

2.	Website: www.proxyvote.com;

3.	Vote by Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717; or

4.	Virtual Meeting: During The Annual Meeting: Go to www.virtualshareholdermeeting.com/CODX2021.

Please note that Internet proxy voting will close at 11:59 P.M. (Eastern Standard Time) on August 4, 2021. If you received a proxy card in the mail and wish to vote by completing and returning the proxy card via mail, please note that your completed proxy card must be received before the polls close for voting at the Annual Meeting.

Voting by beneficial owners of shares held in “street name.” If your shares are held in the name of a bank, broker or other holder of record (also known as “street name”), you have the right to direct your bank, broker or other nominee on how to vote your shares by using the voting instruction form provided to you by them, or by following their instructions for voting through the internet or by telephone. In order for your shares to be voted on all matters presented at the meeting, we urge all stockholders whose shares are held in street name by a bank, brokerage firm or other nominee to provide voting instructions to such record holder.

How are proxies voted?

All shares represented by valid proxies received prior to the Annual Meeting will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

What happens if I do not give specific voting instructions?

Stockholders of Record. If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions or you indicate when voting in person, on the Internet, by fax or by e-mail that you wish to vote as recommended by the Board, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not join and vote at the Annual Meeting or provide the broker, bank or other nominee that holds your shares with specific voting instructions, then the broker, bank or other nominee that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the broker, bank or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the broker, bank or other nominee that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

4

Which ballot measures are considered ‘‘routine’’ or ‘‘non-routine’’?

The ratification of the appointment of Haynie & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal No. 3) is considered a “routine” matter. Your broker, therefore, may vote your shares in its discretion if you do not provide instructions on how to vote on this routine matter, and no broker non-votes are expected in connection with this proposal.

The approval of the election of directors (Proposal No. 1) is considered “non-routine” matter. Accordingly, a broker may not vote on these proposals without instructions from its customer and broker non-votes may occur with respect to these proposals.

Can I change my vote or revoke my proxy after I return my proxy card or vote online?

Any proxy may be revoked at any time before it is exercised by filing an instrument revoking it with the Company’s Secretary or by submitting a duly executed proxy bearing a later date prior to the time of the Annual Meeting. Stockholders who have voted by proxy over the Internet, by fax or by e-mail or have executed and returned a proxy and who then attend the Annual Meeting and desire to vote in person are requested to notify the Secretary in writing prior to the time of the Annual Meeting. We request that all such written notices of revocation to the Company be addressed to the Secretary of the Company prior to the Annual Meeting at 2401 S. Foothill Drive, Suite D, Salt Lake City, Utah 84109. Stockholders may also revoke their proxy by entering a new vote over the Internet, by fax, or by e-mail.

What constitutes a quorum?

The presence at the Annual Meeting, virtually or by proxy, of the holders of a majority of the outstanding shares of stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting for the transaction of any business. If a quorum is established, each stockholder entitled to vote at the Annual Meeting will be entitled to one vote, virtually or by proxy, for each share of stock entitled to vote held by such stockholder as of the close of business on the Record Date.

Broker non-votes occur when shares held by a broker for a beneficial owner are not voted either because (i) the broker did not receive voting instructions from the beneficial owner or (ii) the broker lacked discretionary authority to vote the shares. Abstentions occur when shares present at the Annual Meeting are marked “abstain.” A broker is entitled to vote shares held for a beneficial owner on “routine” matters, such as the ratification of Haynie & Company as our independent registered public accounting firm for 2021, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters. All the other proposals presented at the Annual Meeting are non-routine matters. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present but have no effect on the outcome of the matters voted upon except where brokers can exercise discretion on “routine” matters. Accordingly, we encourage you to provide voting instructions to your broker, whether or not you plan to attend the Annual Meeting.

What are the Board of Directors’ recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this Proxy Statement. In summary, the Board of Directors recommends that you vote:

●	“FOR” election of the directors named in this Proxy Statement as described in Proposal No. 1;

●	“FOR” approval of the resolution regarding compensation of our named executive officers in Proposal No. 2;

5

●	“FOR” the ratification of the appointment of Haynie & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2021 as described in Proposal No. 3; and

●	“FOR” transacting such other business as may properly come before the meeting or any adjournment thereof.

What vote is required to approve each proposal?

Other than Proposal 1, all proposals require the affirmative vote of a majority of votes cast. Proposal No. 1 requires a plurality of votes present. You may vote for, against or abstain from voting for the proposals.

Will abstentions and broker non-votes have an impact on the proposals contained in this Proxy Statement?

Abstentions and broker non-votes will be counted to determine whether there is a quorum present at the Annual Meeting, but will not be considered votes cast for voting purposes and thus will have no effect on any of the proposals to be presented at the Annual Meeting.

Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting and disclose final results in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC” or the “Commission”) within four business days after the Annual Meeting.

Who pays the cost for soliciting proxies by the Board of Directors?

We will bear the cost of soliciting proxies, including the cost of preparing, printing and mailing the materials in connection with the solicitation of proxies. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of our common stock. In addition to solicitations by mail, our officers and regular employees may, without being additionally compensated, solicit proxies personally and by mail, telephone, facsimile or electronic communication.

Who is Co-Diagnostics?

Co-Diagnostics, Inc., a Utah corporation (the “Company” or “CDI”), is developing robust and innovative molecular tools for detection of infectious diseases, liquid biopsy for cancer screening, and agricultural applications. We have developed and we manufacture and sell reagents used for diagnostic tests that function via the detection and/or analysis of nucleic acid molecules (DNA or RNA). In connection with the sale of our tests we may sell diagnostic equipment from other manufacturers as self-contained lab systems (which we refer to as the “MDx Device”).

Our diagnostics systems enable very rapid, low-cost, molecular testing for organisms and genetic diseases by automating historically complex procedures in both the development and administration of tests. CDI’s technical advance involves a novel approach to Polymerase Chain Reaction (“PCR”) test design of primer and probe structure (“CoPrimers”) that eliminates one of the key vexing issues of PCR amplification, the exponential growth of primer-dimer pairs (false positives and false negatives) which adversely interferes with identification of the target DNA.

We believe our proprietary molecular diagnostics technology is paving the way for innovation in disease detection and life sciences research through our enhanced detection of genetic material. Because we own our platform, we are confident we will be able to accomplish this faster and more economically, allowing for significant margins while still positioning Co-Diagnostics to be a low-cost provider of molecular diagnostics and screening services.

In addition, continued development has demonstrated the unique properties of our CoPrimer technology that make them ideally suited to a variety of applications where specificity is key to optimal results, including multiplexing several targets, enhanced Single Nucleotide Polymorphism (“SNP”) detection and enrichment for next gen sequencing.

6

Our scientists use the complex mathematics of DNA/RNA test design, to “engineer” a DNA/RNA test and to automate algorithms that rapidly screen millions of possible options to pinpoint the optimum design. Dr. Satterfield, our Chief Technology Officer, developed the Company’s intellectual property consisting of the predictive mathematical algorithms and proprietary reagents used in the testing process, which together represent a major advance in PCR testing systems. CDI technologies are now protected by seven granted or pending US and foreign patents, as well as certain trade secrets and copyrights. Ownership of our proprietary platform permits us the advantage of avoiding payment of patent royalties required by other PCR test systems, which enables the sale of diagnostic tests at a lower price than competitors, while enabling us to maintain profit margins.

We may either sell or lease the MDx Device to labs and diagnostic centers, through sale or lease agreements, and sell the reagents that comprise our proprietary tests to those laboratories and testing facilities.

We designed our tests by identifying the optimal locations on the target gene for amplification and paired the location with the optimized primer and probe structure to achieve outputs that meet the design input requirements identified from market research. This is done by following planned and documented processes, procedures and testing. In other words, the data resulting from our tests verify that we succeeded in designing what we intended at the outset. Verification is a series of testing that concludes that the product is ready to proceed to validation in an evaluation either in our lab or in an independent laboratory setting using initial production tests to confirm that the product as designed meets the user needs.

Using its proprietary test design system and proprietary reagents, CDI has designed and obtained regulatory approval in the European Community and in India to sell PCR diagnostic tests for COVID-19, tuberculosis, hepatitis B and C, human papilloma virus, malaria, chikungunya, dengue, and the zika virus. In the United States, CDI has obtained Emergency Use Authorization (“EUA”) for its COVID-19 test from the U.S. Food and Drug Administration (FDA) and sells that test to qualified labs.

In addition to testing for infectious disease, the technology lends itself to identifying any section of a DNA or RNA strand that describe any type of genetic trait, which creates a number of significant applications. We, in conjunctions with our customers, are active in designing and licensing tests that identify genetic traits in plant and animal genomes. We also have three multiplexed tests developed to test mosquitos for the identification of diseases carried by the mosquitos to enable municipalities to concentrate their efforts in spraying mosquito populations on the specific areas known to be breeding the mosquitos that carry deadly viruses.

On January 23, 2020, we announced the completion of the principal design work for a PCR screening test for new coronavirus, COVID-19, intended to address potential need for detection of the virus. An outbreak of respiratory illness caused by the pneumonia-like COVID-19 has spread rapidly throughout the world since first being discovered in the Chinese city of Wuhan on December 31, 2019. China confirmed human-to-human transmission of the virus and the United States announced the first infection in this country, detected in a traveler returning from Wuhan. Our COVID-19 test features the Company’s patented CoPrimer™ technology, and was designed using our proprietary software system, following the guidelines published by the World Health Organization (WHO) and the Centers for Disease Control and Prevention (CDC).

On February 20, 2020, we announced that our Logix Smart™ COVID-19 Test technical file had been submitted for registration with the European Community, and that it was expected to be available late February as an in vitro diagnostic (“IVD”) for markets that accept a CE marking as valid regulatory approval. Subsequently, on February 24, 2020, we announced that our test obtained regulatory clearance to be sold as an in vitro diagnostic for the diagnosis of SARS-CoV-2 (COVID-19) in markets that accept CE-marking as valid regulatory approval, and became available for purchase from the Company’s Utah-based ISO-13485:2016 certified facility. The Declaration of Conformity for the Logix Smart COVID-19 test confirms that it meets the Essential Requirements of the European Community’s In-Vitro Diagnostic Medical Device Directive (IVDD 98/79/EC), permitting export and sales of the product as an IVD to commence immediately in the European Community. We shipped samples of the Research Use Only version of our test to distributors in various countries, which allowed future customers to confirm the quality and sensitivity of the product, and for us to accelerate the sales efforts of the COVID-19 test.

We commenced sales of the COVID-19 tests in February and March of 2020 to international customers and sold the tests in numerous countries around the world through an expanding distributor network.

7

On April 6, 2020, we announced that we had received an Emergency Use Authorization from the FDA allowing us to commence sales of our Logix Smart COVID-19 test to CLIA designated labs throughout the United States and we have been actively marketing to such labs since that time.

Recent Developments

Because we believe that testing for the COVID-19 virus is going to be a consideration for public health worldwide even after the current pandemic has subsided, we have initiated a project to facilitate frequent testing in schools, businesses, and the hospitality industry. We believe this may be accomplished through the development of a low cost, easy to use by non-professionals, testing device that can provide PCR quality test results in less than an hour. This project is possible due to the facts that in 2020 we were able to successfully lyophilize our Logix Smart Covid-19 test reagents and additionally developed a saliva-based collection system that does not require the RNA/DNA extraction. While the final result is the same as if done through a lab-based IVD process, it has the advantages of increased speed and ease of handling thanks to lyophilization. We have engaged the services of a group of professionals who have the expertise to develop the hardware for such a device using our CoPrimers as the reagent chemistry. The device will be available to homes, offices, event facilities, and the travel industry at a cost that will allow screening frequently to prevent spread of the COVID-19 virus in the future. The device would also be available to test for other pathogens detectable through saliva samples as we develop those tests and offer them to the marketplace.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

The number of directors that serve on the Board of Directors is currently set at five (5) and may be fixed from time to time by the Board in the manner provided in our bylaws. In accordance with our bylaws, directors are elected to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified or until their earlier removal, resignation or death.

Director Nominees

Name	Age	Director Since	Principal Occupation
Dwight H. Egan	67	2013*	Chief Executive Officer and Chairman of the Board
Eugene Durenard, PhD	51	2019	Director
Edward L. Murphy	56	2019	Director
Richard S. Serbin	76	2017	Director
James B. Nelson	68	2019	Director

*	Mr. Egan served on the Board of Directors of Co-Diagnostics, Inc. from 2013 to 2017 before it became a publicly traded company.

Vote Required

Pursuant to our bylaws, directors are elected by a plurality of the votes present at a meeting at which a quorum is present. The five nominees receiving the greatest number of votes will be elected.

Unless contrary instructions are given, shares represented by proxies solicited by the Board of Directors will be voted for the election of each of the nominees to the Board of Directors. If the person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, proxies will be voted for a replacement nominee designated by the Board of Directors or, in the event no such designation is made, proxies will be voted for a lesser number of nominees. At this time, the Board knows of no reason why the nominees listed above may not be able to serve as a director if elected. Ages of the nominees are reflected as of the mailing date of this proxy statement. Proxies cannot be voted for a greater number of persons than the nominees named herein.

8

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS

VOTE “FOR” EACH OF THE FOREGOING NOMINEES.

PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED

“FOR” EACH OF THE FOREGOING NOMINEES UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

INFORMATION REGARDING THE BOARD AND ITS COMMITTEES

Set forth below is biographical information for each director nominee listed above, including a brief listing of principal occupations for at least the past five years and other major affiliations. The following descriptions also outline the specific experience, qualifications, attributes and skills that qualify each person to serve on the Board of Directors.

Dwight Egan serves as our President and Chief Executive Officer and has been an officer and director since April 2013. Mr. Egan has been engaged in private investment business from February 1999 to the present. He was a senior executive at Data Broadcasting Corporation, a leading provider of wireless, real-time financial market data, news and sophisticated fixed- income portfolio analytics to 27,000 individual and professional investors from 1995 to 1999. He co-founded and served as CEO and Chairman of the Board of Broadcast International, Inc. from 1984 to 1995, when Data Broadcasting Corporation acquired Broadcast International and created CBS MarketWatch, a leading financial news site and participated in its initial public offering. Mr. Egan’s prior experience in directing a public company and working with capital markets gives him valuable experience in advising the board on matters of finance and operations.

Eugene Durenard has been a member of our Board of Directors since June 2019. Dr. Durenard is the Founder and CEO of Hyperbolic Holdings, a Swiss-based holding, management consulting and strategy advisory company specialized in healthcare. Dr. Durenard brings an investment and entrepreneurial experience spanning 20 years. For the last 7 years he has been working with family offices on direct investments and philanthropy focused on life sciences. He serves on the advisory board of several private companies in the biotech and MedTech sectors as well as an impact venture fund focused on healthcare. After an initial career in proprietary research and trading at Salomon Brothers and Credit Suisse in London, he co-founded Orion Investment Management in Bermuda specializing in quantitative asset and liability management for institutions and private clients. He subsequently sold it to Capital G Bank and co-headed their asset management. Dr. Durenard spent several years establishing personal connections with representatives of 40+ clusters of life science innovation, families operating healthcare businesses and industry leaders globally. He regularly visits labs and incubators, meets with leading scientists and innovators in order to keep abreast of current trends and developments. His advice is based on a thorough analysis that combines in-depth knowledge of science, competitive forces and financial expertise. He has published several articles in asset-liability management industry magazines as well as the book “Professional Automated Trading — Theory and Practice” (Wiley 2013). He has a PhD in Mathematics from Harvard University. Dr. Durenard brings a thorough multi-asset class investment and entrepreneurial experience spanning 20 years to the Company’s Board of Directors.

Edward Murphy has been a member of our Board of Directors since June 2019. Mr. Murphy currently serves as a senior vice president and a partner of Dover Investments Ltd., a private investment firm. Throughout his career, Mr. Murphy’s duties have included investment analysis of various types of investment projects in real estate and financial services. Currently, Mr. Murphy serves on the board of directors of several Canadian publicly reporting companies that have interests in various industries. He has been a Director at Empire Minerals Corporation Inc. since January 2016, at Digicrypts Blockchain Solutions Inc. since June 2011, at Lakefield Marketing Corporation since February 2018, CEO/CFO and Director of Credo Resources Inc. since September 2019, and at the Mosport Park Entertainment Corporation since April 30, 1997. He served as a Director at Aurquest Resources from May 2003 to December 2017. Mr. Murphy’s experience in the capital markets outside the United States and his involvement in investment analysis is a benefit to the Board of Directors.

9

Richard Serbin has been a member of our Board of Directors since May 2017. Mr. Serbin currently serves as a consultant to many companies in the healthcare industry. He was the President of Corporate Development and In-House Legal Counsel at Life Science Institute, LLC, from June 1, 2013 to July 15, 2014. Mr. Serbin is a global strategy advisor, pharmacist and entrepreneur with credentials both in pharmacy and law, complemented by more than 40 years of service as an FDA regulatory attorney and patent attorney in the healthcare industry. He was appointed to the Advisory Board of Cure Pharmaceutical in January 2017 and has been a Member of Advisory Board at Prime Access, Inc. since September 2015. Mr. Serbin has been a Director at Rapid Nutrition Plc since November 18, 2014. He served as Director at Viropro Inc. from May 2013 to June 2014. He was Head of Business Advisory Board at Mazal Plant Pharmaceuticals Inc. from October 2006 to September 2007 and also served as its Member of Business Advisory Board. He served as Chief Executive Officer of Optigenex Inc. from July 2002 to September 15, 2005 and a director from July 2004 to September 2005. From January 1999 until July 2002 Mr. Serbin served as a consultant to various pharmaceutical companies. He served as the President of Bradley Pharmaceuticals. He served as Vice President of Corporate Development at Ortho Pharmaceuticals, a Johnson & Johnson subsidiary, and practiced Patent and FDA law at Revlon Johnson & Johnson and Schering-Plough. He served as Patent Attorney for Schering Plough Corporation and Chief FDA Counsel for Revlon Corporation and Johnson and Johnson Corporation. Subsequently, he worked at Revlon Corporation, as its Chief Food, Drug and Cosmetic Counsel. He founded Radius Scientific Corporation. He was J&J’s Vice President of Corporate Development, and later led a successful public offering venture based on technology developed at Stanford Medical School. Mr. Serbin spent a large portion of his career focusing on international markets and clients. While at J&J, Mr. Serbin served on the Board of Directors of 16 US and international subsidiary companies, including Ethicon, Ortho, J&J Consumer Products, Pittman-Moore, Mc Neil, and J&J Development Corporation. He worked on multiple international acquisitions and strategic relationships, and sat on the Board of Directors of several of its international subsidiaries, including those in India, Hong Kong, Japan, Taiwan, Germany, and England. Mr. Serbin has a B.S. and a B. Pharmacy from Rutgers University and Rutgers University College of Pharmacy, a J.D. degree from Seton Hall Law School and a Master’s Degree in Trade Regulations and Law from NYU Law School. Mr. Serbin’s experience in business, law and medicine and knowledge gained as an advisor to the healthcare industry is critical to our Board of Directors as we continue to commercialize our products.

James Nelson has been a member of our Board of Directors since June 2019. Mr. Nelson is the retired Chairman and CEO of Sunworks, Inc., a NASDAQ traded commercial, agriculture, and residential solar Integrator which he helped found in October 2010. Mr. Nelson currently serves as strategic advisor to three other publicly traded companies. Jim has spent most of his career working in private equity as a general partner with Peterson Partners and with Millennial Capital Partners. In addition to his investment and financial responsibilities, he served as CEO of two of his firms’ portfolio companies. Prior to his years in private equity, Mr. Nelson served as Vice President of Marketing at Banana Republic, where he managed company-wide marketing, as well as the company’s international expansion initiative. He was also general manager for Banana Republic’s catalog division. He was Vice President of Marketing and Corporate Development at Saga Corporation, a multi-billion-dollar food service company. Jim began his executive career over 35 years ago at Bain and Company, a business strategy consulting firm, where he managed teams of consultants on four continents. Mr. Nelson received his MBA from Brigham Young University, where he graduated summa cum laude and was named the Outstanding Master of Business Administration Graduate. Mr. Nelson’s advice to the Board of Directors from his experiences as a chief executive officer and strategic advisor is useful to the Board of Directors.

Our directors generally serve until the next annual or special meeting of stockholders held for the purpose of electing directors. Our officers generally serve at the discretion of the Board of Directors. Mr. Egan is an employee of the Company and serves as our President and Chief Executive Officer.

Director Independence

After reviewing all relevant relationships and considering NASDAQ’s requirements for independence, the Board of Directors concluded that Messrs. Durenard, Murphy, Nelson and Serbin are independent under the SEC rules adopted pursuant to the requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and in accordance with Rule 5605(a)(2) of the Marketplace Rules of the NASDAQ. No director or executive officer of the Company is related to any other director or executive officer of the Company by blood, marriage or adoption. In making its independence determination, the Board of Directors considered all relevant transactions, relationships, or arrangements, including those disclosed in this Proxy Statement under the section titled “Transactions with Certain Related Persons.”

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers have, during the past ten years, been involved in any legal proceedings described in subparagraph (f) of Item 401 of Regulation S-K.

10

Board and Committee Matters

We maintain an audit committee of the Board of Directors, a compensation committee of the Board of Directors and a corporate governance and nominating committee of the Board of Directors, each of which is discussed below. We have not established a nominating committee of the Board of Directors.

Outside of the process provided by Rule 14a-8 of the Exchange Act, we do not have a formal policy concerning stockholder recommendations of candidates for board of director membership and our bylaws do not provide for stockholders to submit proposals or director nominees for consideration at our annual meetings.

Our Board views that such a formal policy is not necessary at the present time given the Board of Directors willingness to consider candidates recommended by stockholders. Stockholders may recommend candidates by writing to our Secretary at our principal offices: 2401 S. Foothill Drive, Suite D, Salt Lake City, Utah 84109, giving the candidate’s name, contact information, biographical data and qualifications pursuant to Rule 14a-8 of Exchange Act. See “Stockholder Proposals For Our 2022 Annual Meeting.”

Communication with the Board of Directors

We have not, to date, developed a formal process for stockholder communications with the Board of Directors. We believe our current informal process, in which any communication sent to the Board of Directors, either generally or in care of the Chief Executive Officer, Secretary or other corporate officer or director, is forwarded to all members of the Board of Directors, has served the Board of Director’s and the stockholders’ needs.

Conflicts of Interests

On an annual basis, each director and executive officer is obligated to complete a director and officer questionnaire that requires disclosure of any transactions with our company, including related person transactions reportable under SEC rules, in which the director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest. Under our company’s standards of conduct for employees, all employees, including the executive officers, are expected to avoid conflicts of interest. Pursuant to our code of ethics for the Chief Executive Officer and senior finance officers (as discussed below), such officers are prohibited from engaging in any conflict of interest unless a specific exception has been granted by the Board of Directors. All of our directors are subject to general fiduciary standards to act in the best interests of our company and our stockholders. Conflicts of interest involving an executive officer or a director are generally resolved by the Board of Directors.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

The Company prepares these reports for its directors and executive officers who request it on the basis on information obtained from them and the Company’s records. The Company believes that applicable Section 16(a) filing requirements were met during 2020 by its directors and executive errors, except that due to inadvertent administrative errors, a Form 3 and two Forms 4 for Eugene Durenard that were filed late, one Form 4 for Dwight Egan that was filed late, and three Forms 4 for Richard Serbin that were filed late.

Committees and Meetings of the Board of Directors of the Company

The Board of Directors meets on a quarterly basis but may have additional meetings. The Board of Directors held six meetings during the year ended December 31, 2020 and took five separate actions by unanimous consent. For the year ended December 31, 2020, all of our current directors attended at least 75% of the total number of board meetings or committee meetings on which they served during their period of service.

11

The Board of Directors has established an audit committee (the “Audit Committee”), the Compensation Committee, the Corporate Governance Committee (“Governance”) and the Nominating (“Nominating”) Committee.

Committee Memberships
Name	Financial Expert	Audit	Compensation	Corporate Governance	Nominating
Dwight H. Egan	—	—	—	—	—
Eugene Durenard, PhD		C	M	M	M
Edward L. Murphy	—	M	M	C	M
Richard S. Serbin	—	M	C	M	M
James B. Nelson	—	M	M	M	C

M Member C Chairperson Financial Expert

Each of the committees has adopted a written charter, all of which are available in the Investor Relations section of our website at www.codiagnostics.com.

Audit Committee and Financial Expert

The duties and responsibilities of the Audit Committee are set forth in the charter of the Audit Committee adopted by the Board of Directors. The Audit Committee generally assists the Board of Directors in its oversight of the relationship with our independent registered public accounting firm, financial statement and disclosure matters, the internal audit function, and our compliance with legal and regulatory requirements. In accordance with its charter, the Audit Committee meets as often as it determines necessary, and at least four times each year.

Management has the primary responsibility for our financial statements and the reporting process, and our independent registered public accounting firm is responsible for auditing the financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States. The Audit Committee also monitors our financial reporting process and internal control system, retains and pre-approves audit and any non-audit services to be performed by our independent registered accounting firm, directly consults with our independent registered public accounting firm, reviews and appraises the efforts of our independent registered public accounting firm, and provides an open avenue of communication among our independent registered public accounting firm, financial and senior management and the Board of Directors. The Audit Committee has the authority to retain independent legal, accounting, and other advisors.

12

Our audit committee currently is comprised of Messrs. Durenard, Nelson, Murphy and Serbin with Mr. Durenard serving as chairman of the audit committee. The functions of the audit committee include engaging an independent registered public accounting firm to audit our annual financial statements, reviewing the independence of our auditors, the financial statements and the auditors’ report, and reviewing management’s administration of our system of internal control over financial reporting and disclosure controls and procedures. The Board of Directors has adopted a written audit committee charter. A current copy of the audit committee charter is available to security holders on our website at www.codiagnostics.com. Our board has determined that all of our directors that are serving on the audit committee are “independent” under the definition of independence in the Marketplace Rules of the NASDAQ listing standards.

Our Board of Directors has determined that Mr. Durenard meets the requirements of an “audit committee financial expert” as defined in applicable SEC regulations. The identification of a person as an audit committee financial expert does not impose on such person any duties, obligations or liability that are greater than those that are imposed on such person as a member of the Audit Committee and the Board of Directors in the absence of such identification. Moreover, the identification of a person as an audit committee financial expert for purposes of the regulations of the SEC does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board of Directors. Finally, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for purposes of Section 11 of the Securities Act of 1933, as amended.

Compensation Committee

The duties and responsibilities of the Compensation Committee are set forth in the charter of the Compensation Committee adopted by the Board of Directors. The Compensation Committee is generally responsible for discharging the Board of Directors responsibilities relating to the compensation of our executive officers and other compensation matters. The Compensation Committee annually reviews the compensation of the Chief Executive Officer, other executive officers, and other employees, reviews and administers executive and equity compensation plans, other compensation and benefits plans, including perquisites, and establishes stock ownership guidelines. The Compensation Committee is also responsible for developing a management succession plan and overseeing management evaluations. In accordance with its charter, the Compensation Committee meets as often as it determines necessary, and at least four times each year.

Our compensation committee currently includes Messrs. Serbin, Nelson, and Durenard with Mr. Serbin serving as chairman of the compensation committee. The functions of the compensation committee include reviewing and approving corporate goals relevant to compensation for executive officers, evaluating the effectiveness of our compensation practices, evaluating and approving the compensation of our chief executive officer and other executives, recommending compensation for board members, and reviewing and making recommendations regarding incentive compensation and other employee benefit plans. The Board of Directors has adopted a written compensation committee charter. A current copy of the compensation committee charter is available to stockholders on our website at www.codiagnostics.com. Our board has determined that both of our directors serving on the compensation committee are “independent” under the definition of independence in the Marketplace Rules of the NASDAQ listing standards.

Although the Compensation Committee does not delegate any of its authority for determining executive compensation, the Compensation Committee may engage compensation consultants, independent legal counsel or other advisers in connection with its responsibilities. Additionally, the Compensation Committee periodically reviews our compensation strategy and its effect on the achievement of the Company’s goals with the Chief Executive Officer. The Compensation Committee exercises complete discretion in making all compensation decisions regarding cash compensation and equity awards for all of our executive officers.

13

Corporate Governance

Our Corporate Governance committee currently consists of Messrs. Serbin, Duranard, Murphy and Nelson, with Mr. Murphy serving as the chairman of the Governance Committee. The Governance committee is charged with the responsibility of ensuring that the officers and the employees are in compliance with the Company’s policies of non-discrimination, equal opportunity, and generally in compliance with the Company’s code of ethics. The Governance committee serves as the recipient of employee complaints or questions regarding the actions taken or not taken in response to employee questions regarding officer actions that may be in violation of the Company’s code of ethics.

Nominating Committee

The duties and responsibilities of the Nominating Committee are set forth in the charter of the Nominating Committee adopted by the Board of Directors. The Nominating Committee is responsible for identifying individuals qualified to serve on the Board of Directors and recommending individuals to be nominated by the Board of Directors for election by stockholders or appointed by the Board of Directors to fill vacancies. Among its duties and responsibilities, the Nominating Committee is responsible for reviewing and assessing the Guidelines, recommending Board compensation, and overseeing the annual evaluation of the Board of Directors. The Nominating Committee has the authority to retain compensation or other consultants as well as search firms for director candidates. In accordance with its charter, the Nominating Committee meets as often as it determines necessary, and at least four times each year.

Our nominating committee currently include Messrs. Nelson, Murphy and Serbin with Mr. Nelson serving as chairman of the nominating committee. The functions of the nominating committee is identifying and recommending candidates to fill vacancies on the Board of Directors. Among its duties and responsibilities, the nominating committee periodically evaluates and assesses the performance of the officers and directors; reviews the qualifications of candidates for director positions; assists in identifying, interviewing and recruiting candidates for the Board of Directors and reviews the composition of each committee of the Board of Directors. A current copy of the nominating committee charter is available to stockholders on our website at www.codiagnostics.com. Our board has determined all directors serving on the nominating committee are “independent” under the definition of independence in the Marketplace Rules of the NASDAQ listing standards.

The process followed by the Nominating Committee to identify and evaluate candidates includes (i) requesting recommendations from the Board of Directors, the Chief Executive Officer, and other parties, (ii) meeting to evaluate biographical information and background material relating to potential candidates and their qualifications, and (iii) interviewing selected candidates. The Nominating Committee also considers recommendations for nomination to the Board of Directors submitted by stockholders. A stockholder who desires to recommend a prospective nominee for the Board of Directors should notify the Secretary of the Company or any member of the Nominating Committee in writing with supporting material the stockholder considers appropriate.

In evaluating the suitability of candidates to serve on the Board, including stockholder nominees, the Nominating Committee seeks candidates who are independent, as defined by the Sarbanes-Oxley Act, related SEC rules and NASDAQ listing standards, and who meet certain selection criteria established by the Nominating Committee. The selection criteria include many factors, including a candidate’s general understanding of elements relevant to the success of a publicly traded company in the current business environment, understanding of our business, and educational and professional background. The Nominating Committee also considers a candidate’s judgment, competence, anticipated participation in Board activities, experience, geographic location and special talents or personal attributes. The guidelines provide that the composition of the Board should encompass a broad range of skills, expertise, industry knowledge, diversity, and contacts relevant to our business. Moreover, with respect to incumbent directors, the Nominating Committee also considers past performance, including attendance at meetings and participation in and contributions to the activities of the Board, and the director’s ability to make contributions after any significant change in circumstances (including changes in employment or professional status).

14

Code of Ethics

We have a Code of Ethics as defined in Item 406 of Regulation S-K, which code applies to all of our directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. All directors, officers, and other employees are expected to be familiar with the Code of Ethics and to adhere to the principles and procedures set forth therein. The Code of Ethics forms the foundation of a comprehensive program that requires compliance with all corporate policies and procedures and seeks to foster an open relationship among colleagues that contributes to good business conduct and an abiding belief in the integrity of our employees. Our policies and procedures cover all areas of professional conduct, including employment policies, conflicts of interest, intellectual property, and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of our business.

Directors, officers, and other employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics. A copy of the Code of Ethics is included on our website at www.codiagnostics.com. We intend to satisfy the disclosure requirements of Form 8-K regarding any amendment to, or a waiver from, any provision of our Code of Ethics by posting such amendment or waiver on our website.

Family Relationships

There are no family relationships among our directors and executive officers.

Corporate Governance Guidelines

The Guidelines are designed to help ensure effective corporate governance and cover topics including, but not limited to, board composition and selection, director qualification standards, retirement policy, director responsibilities, selection of the lead director, executive sessions of non-management directors, communications from stockholders to the Board, Board committees, director orientation and continuing education, director compensation, management succession, annual evaluations of the Board and its committees, and public interactions. The Guidelines are reviewed by the Nominating Committee and revised when appropriate. The full text of the Guidelines is available on our website.

Director Compensation

We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the board of directors. In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties as well as the skill-level required by our members of the Board.

Our non-employee directors generally receive fees of $75,000 per year, paid quarterly, for serving as a chairman and member of Board committees. In addition, each director received an initial grant of stock options to purchase 25,000 shares (thereafter annual grants of 25,000 options or equivalent value restricted stock units) of our common stock with an exercise price equal to the fair market value of the stock on the date of grant. Each member of the Board received a grant of 37,500 Restricted Stock Units that vest equally on January 5, 2021, January 5, 2022 and January 3, 2023 as long the director continues to serve on the board. The board approved and the non-employee directors accepted the 2020 compensation set forth in the director summary compensation table below. In addition, non-employee directors may be entitled to receive special awards of stock options from time to time as determined by the board. The chairman of the board and the chairman of each of the audit and compensation committees receive no additional fees for serving in such capacities. There is no additional compensation for meeting attendance. Directors who are employees of the Company receive no additional compensation for serving as directors. All stock options granted to outside directors are immediately exercisable and expire ten years from the date of grant. Directors are reimbursed for ordinary expenses incurred in connection with attending board and committee meetings.

15

Director Summary Compensation Table

The table below summarizes the compensation paid or accrued by us to our directors for the fiscal year ended December 31, 2020.

Name	Fees Earned or Paid in Cash	Stock Awards: Value of Options(2)	Stock Awards: Value of Restricted Stock Units(3)	Total
Dwight Egan(1)	$-	$-	$-	$-
Richard Serbin	$68,500	$70,000	$178,330	$316,830
James Nelson	$55,000	$70,000	$-	$125,000
Edward Murphy	$36,000	$70,000	$-	$106,000
Eugene Durenard	$55,000	$70,000	$104,900	$229,900

(1)	Mr. Egan receives no compensation for serving as a director but is compensated in his capacity as Company President.

(2)	The amounts reported in this column represent the aggregate grant date fair value of the restricted stock units, or RSUs, granted under our 2015 Plan as computed in accordance with FASB ASC Topic 718. Note that the amounts reported in this column reflect the accounting value for these equity awards and do not correspond to the actual economic value that may be received from the equity awards. The RSUs vested immediately upon grant.

(3)	The amounts reported in this column represent the aggregate grant date fair value of the options granted under our 2015 Plan as computed in accordance with FASB ASC Topic 718. Note that the amounts reported in this column reflect the accounting value for these option awards and do not correspond to the actual economic value that may be received from the options. The options vest immediately upon grant.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information, as of the Record Date, with respect to the holdings of (i) each person who is the beneficial owner of 5% or more of our common stock, (ii) each of our directors, (iii) each named executive officer, and (iv) all of our current directors and executive officers as a group.

Beneficial ownership of our common stock is determined in accordance with the Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and includes any shares of common stock over which a person exercises sole or shared voting or investment power, or of which a person has a right to acquire ownership of at any time within 60 days through the exercise, exchange or conversion of another security. Except as otherwise indicated, we believe that the persons named in this table have sole voting and investment power with respect to all shares of common stock held by them. Applicable percentage ownership in the following table is based on 28,269,201 shares of common stock outstanding as of the Record Date plus, for each person, any shares of common stock of the Company that such person has the right to acquire within 60 days of the Record Date through the exercise, exchange or conversion of another security. Any shares of common stock not outstanding which are subject to such options, warrants, rights or conversion privileges are deemed to be outstanding for the purpose of computing the percentage of outstanding common stock owned by such person but are not deemed to be outstanding for the purpose of computing the percentage of commons stock by any other person.

To the best of our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares of our common stock beneficially owned by such person, except to the extent such power may be shared with a spouse. To our knowledge, none of the shares listed below are held under a voting trust or similar agreement, except as noted. To our knowledge, there is no arrangement, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company. The information in the tables below is based on information known to us or ascertained by us from public filings made by the stockholders.

16

	Number of Shares Beneficially Owned	Percentage of Class(2)
5% Stockholders
Vanguard Group (3)	1,613,884	5.6%
Named Executive Officers and Directors (1)
Dwight Egan(4)	56,872	*
Reed Benson	3,176	*
Brian Brown	3,476	*
Edward Murphy (5)	62,500	*
Eugene Durenard	2,000	*
James Nelson (6)	41,667	*
Richard Serbin (7)	22,945	*
All Directors and Executive Officers as a Group (7 persons)	291,278	1.0%

* less than 1%

(1)	Unless otherwise noted, the address for each beneficial owner is c/o Co-Diagnostics, Inc., 2401 S. Foothill Drive, Suite D, Salt Lake City, Utah 84109.
(2)	Based on 28,879,890 shares of common stock outstanding as of the Record Date, and for each reporting person, any shares of common stock of the Company that such person has the right to acquire within 60 days of the Record Date through the exercise, exchange or conversion of another security.
(3)	Vanguard Group with an address of 100 Vanguard Blvd, Malvern, PA 19355.
(4)	Consists of 50,000 shares of common stock issuable upon the exercise of stock options.
(5)	Consists of 50,000 shares of common stock issuable upon the exercise of stock options.
(5)	Consists of 41,667 shares of common stock issuable upon the exercise of stock options.
(7)	Consists of 20,445 shares of common stock issuable upon the exercise of stock options.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

The Company acquired the exclusive rights to the CoPrimer technology pursuant to a license agreement dated April 2014, between us and DNA Logix, Inc., which was assigned to Dr. Satterfield prior to our acquisition of DNA Logix, Inc. Pursuant to the license the Company was to pay Dr. Satterfield minimum royalty payments of $30,000 per month until the Company receives an equity funding of at least $4,000,000, at which time the payments increase to $60,000 per month for the remainder of the year. The payment terms were orally modified to maintain the monthly royalties at $30,000 per month through December 2016. On March 1, 2017, the Company entered into an amendment effective January 1, 2017, to its Exclusive License Agreement for its CoPrimer (“License”) technology with Dr. Satterfield, a former member of our Board of Directors. The amendment provides in part that all royalties under the License cease as of January 1, 2017, and we began in January 2017 to pay $700,000 of accrued royalties at the rate of $10,000 per month. In 2019 and 2020, we paid Dr. Satterfield $110,000 and $120,000, respectively, in payment of the accrued royalties.

The Company entered into a consulting arrangement with its director, Richard Serbin, for consulting services during the year ended December 31, 2019. Pursuant to the consulting agreement, we paid Mr. Serbin a one-time fee of $30,000. In payment for extra ordinary services during the year, we granted our directors Richard Serbin and Eugene Durenard 17,000 RSUs and 10,000 RSUs, respectively.

17

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company with management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the Commission on March 25, 2021.

The Audit Committee

Eugene Durenard, PhD (Chairman)

Edward L. Murphy

Richard S. Serbin

James B. Nelson

INFORMATION REGARDING THE EXECUTIVE OFFICERS OF THE COMPANY

Set forth below is biographical information with respect to each current executive officer of the Company. In addition to the executive officer listed below, Mr. Egan, who serves as director of the Company, is executive officer of the Company.

Reed Benson has been Secretary from November 2014 to the present and was our Chief Financial Officer from November 2014 to February 2021. He currently is our General Counsel and was a director from November 2014 to May 2017. Since September 2008 to the present, in addition to the private practice of law, he is a founder and partner of Legends Capital Group, LLC, a privately held venture capital group that identifies investment opportunities in natural resources, bio tech and technology fields. From October 2004 to September 2008, he was employed as Chief Financial Officer, Secretary, and General Counsel and member of Board of Directors of Broadcast International, Inc., a publicly traded communications services company. From 2001 to October 2004, he was in the private practice of law where his practice focused on tax and business-related matters. From July 1995 to January 2001, he was secretary and general counsel for Data Broadcasting Corporation, a provider of market information to individual investors. Mr. Benson received his J.D. degree from the University of Utah School of Law in 1976 and a Bachelor of Science Degree in Accounting from the University of Utah in 1971. Mr. Benson became a Certified Public Accountant in 1974. Mr. Benson’s experience in finance, accounting and business consulting, and prior public company directorship, provide Mr. Benson with expertise enabling critical input to our company.

Brian Brown became our Chief Financial Officer in February 2021. From July 2020 until February 2021, Mr. Brown served as the Chief Financial Officer of A-Core Concrete Cutting, Inc. where his duties included overseeing the company’s accounting and finance departments, mergers and acquisitions and was responsible for financial forecasting and budgeting. From August 2019 to December 2019, Mr. Brown served as the Vice President of Accounting, Treasury and Investor Relations at Sportsman’s Warehouse Holdings, Inc., a public company reporting on Nasdaq Global Select under the symbol SPWH, where his duties included overseeing the company’s accounting, treasury and investor relations departments, preparing the company’s annual, quarterly and current reports with the SEC, overseeing all aspects of the company’s annual audit, including, but not limited to, the preparation and review of audit support schedules, preparation of financial statements and footnotes, and providing support to the company’s independent auditors. From October 2009 to August 2019, Mr. Brown served as the Director of Finance of Sportsman’s Warehouse Holdings, Inc. where he assisted with the Company’s initial public offering in April 2014 as well as effecting private and secondary public offerings, acquisitions of a group of retail stores and preparing the company’s periodic and current reports with the SEC under the Exchange Act and complying with the Sarbanes Oxley Act. From May 2005 to October 2009, Mr. Brown served as the Corporate Controller of Franklin Covey Products where he developed and maintained the company’s internal controls over financial reporting structure in accordance with the control standards required under Section 404 of the Sarbanes Oxley Act. From July 2001 to May 2005, Mr. Brown served as an Assurance Senior at KPMG, LLP where he provided audit services to various clients in multiple industries. Mr. Brown holds a Bachelor of Arts in Accounting and Master of Professional Accountancy from the University of Utah. Mr. Brown is a licensed CPA in Utah.

18

PROPOSAL NO. 2 – ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

Executive Compensation

The table below summarizes the total compensation paid or earned by each of the named executive officers in their respective capacities for the fiscal years ended December 31, 2020 and 2019. When setting total compensation for each of the named executive officers, the compensation committee reviewed tally sheets which show the executive’s current compensation, including equity and non-equity-based compensation. We have omitted in this report certain columns otherwise required to be included because there was no compensation made with respect to such columns, as permitted by applicable SEC regulations.

Name and Principal Position	Year	Salary	Bonus (1)	Awards		Other Compensation	Total

Dwight H. Egan	2020	$309,375	$350,000	$786,750	(2)	$17,500	$1,463,625
President & Chief Executive Officer	2019	275,000	20,000	165,000	(3)	—	460,000

Reed L Benson	2020	$211,458	$225,000	$288,475	(2)	$17,500	$742,433
Chief Financial Officer and Secretary	2019	200,000	15,000	165,000	(3)	—	742,433

Brent Satterfield	2019	$237,500	$—	$—		$—	$237,500
Chief Technology Officer (4)

(1)	Bonuses for the year ended December 31, 2020 include accrued bonus payments of $272,500 to Mr. Egan and $180,000 to Mr. Benson that were paid in February 2021.
(2)

Amount reported represents the aggregate grant date fair value of the restricted stock units, or RSUs, granted under our 2015 Plan as computed in accordance with FASB ASC Topic 718. Note that the amounts reported in this column reflect the accounting value for these equity awards and do not correspond to the actual economic value that may be received from the equity awards as the RSUs vest over three years.

(3)

Amount reported represents the aggregate grant date fair value of the options granted under our 2015 Plan as computed in accordance with FASB ASC Topic 718. Note that the amounts reported in this column reflect the accounting value for these option awards and do not correspond to the actual economic value that may be received from the options. The options vest over two years.

(4)	Dr. Satterfield also received royalties from the Company in the amount of $100,000 in 2018, $110,000 in 2019 and $120,000 in 2020 pursuant to a technology license agreement that was amended in January 2017 to terminate the ongoing royalties and the payments in 2018, 2019 and 2020 reduced accrued royalties.

Other Compensation

We do not have any non-qualified deferred compensation plan.

19

Outstanding Equity Awards at Fiscal Year-End 2020

The following table contain certain information concerning outstanding equity awards for the Named Executive Officers as of December 31, 2020.

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)		Option Exercise	Option Expiration	Number of Shares or Units of Stock That Have Not	Market Value of Shares or Units of Stock That Have Not Vested	Number of Unearned Shares, Units or Other Rights That Have Not	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not
Name	Exercisable	Unexercisable	Price	Date	Vested (#)	($)(1)	Vested (#)	Vested ($)
Dwight Egan	100,000	-	$2.63	09/20/28	-	-	-	-
	-	50,000	$1.10	09/02/29	-	-	-	-
	-	-	-	-	75,000	$697,500	-	-

Reed Benson	108,333	-	$2.63	09/20/28	-	-	-	-
	-	41,667	$1.10	09/02/29	-	-	-	-
	-	-	-	-	27,500	$255,750	-	-

(1)	Based on $9.30 per share which was the closing price of our common stock on December 31, 2020.

Potential Payments Upon Termination or Change of Control

There is no compensation payable to the named executive officers upon voluntary termination, retirement, involuntary not-for-cause termination, termination following a change of control or in the event of disability or death of the executive.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

None of our executive officers served as a member of the compensation committee or as a director of any other company.

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Rule 14a-21 under the Exchange Act, the Company requests that our stockholders cast a non-binding, advisory vote to approve the compensation of our named executive officers identified in the “Summary Compensation Table” set forth in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders hereby approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, the Summary Compensation Table and the other related tables and disclosures.”

As part of our compensation philosophy and the structure of our compensation programs, in order to meet the objectives of our compensation programs, the Company seeks to design performance-based compensation programs and set compensation targets and other objectives to maintain a close correlation between executive pay, stockholder interests and Company performance.

Vote Required

Approval of the resolution regarding the compensation of our named executive officers requires the affirmative vote of a majority of the votes cast at the Annual Meeting. This vote is merely advisory and will not be binding upon the Company, the Board or the Compensation Committee, nor will it create or imply any change in the fiduciary duties of the Board or the Compensation Committee. The Compensation Committee will, however, take into account the outcome of the vote when considering future executive compensation decisions. The Board values constructive dialogue on executive compensation and other significant governance topics with the Company’s stockholders and encourages all stockholders to vote their shares on this important matter.

20

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 2.

PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” PROPOSAL NO. 2 UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

PROPOSAL NO. 3 – RATIFICATION OF HAYNIE & COMPANY AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021

The Audit Committee appointed Haynie & Company (“Haynie”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, and further directed that the selection of the independent registered public accounting firm be submitted for ratification by the stockholders at the Annual Meeting. Stockholders are asked to ratify the appointment of Haynie at the Annual Meeting. Representatives of Haynie are expected to be available during the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from stockholders.

Accounting Fees and Services

Fees for professional services provided by our current independent auditors for each of the last two fiscal years, in each of the following categories, are as follows:

	2020	2019
Audit fees	$115,000	$74,000
Audit-related fees	-	-
Tax fees	1,000	3,000
All other fees	-	-
Total	$116,000	$77,000

Audit fees consist of fees for professional services provided in connection with the audit of our annual consolidated financial statements, review of our quarterly consolidated financial statements and our offerings. All audit fees were pre-approved by the audit committee.

Tax fees included fees associated with tax compliance and tax consultations. All tax fees incurred during 2020 and 2019 were pre-approved by the audit committee.

The audit committee has adopted a policy that requires advance approval of all services performed by the independent auditor when fees are expected to exceed $15,000. The audit committee has delegated to the audit committee chairman, Mr. Durenard has authority to approve services, subject to ratification by the audit committee at its next committee meeting.

Vote Required

Approval of the ratification of the appointment of Haynie as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 requires the affirmative vote of a majority of the votes cast at the Annual Meeting. If the appointment of Haynie is ratified, the Audit Committee, in its sole discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. Conversely, if stockholders fail to ratify the appointment, the Audit Committee will reconsider the appointment.

21

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 3.

PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” PROPOSAL NO. 3 UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders and other interested parties may make their concerns known confidentially to the Board of Directors or the independent directors by sending an email to the Company’s Secretary. Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. We will initially receive and process communications before forwarding them to the addressee. We generally will not forward to the directors a communication that we determine is primarily commercial in nature or related to an improper or irrelevant topic, or that requests general information about the Company.

ANNUAL REPORTS

A copy of the Company’s Annual Report to Stockholders for the year ended December 31, 2020 accompanies this Proxy Statement and is also posted on www.proxyvote.com and on the SEC’s website www.sec.gov.

Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 without exhibits required to be filed under the Exchange Act. Such written requests should be directed to 2401 S. Foothill Drive, Suite D, Salt Lake City, Utah 84109. The Annual Report on Form 10-K is not part of the proxy solicitation materials.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Under rules adopted by the SEC, we are permitted to deliver a single copy of the notice of Internet availability of the proxy materials or proxy materials to any household at which two or more stockholders reside if we believe the stockholders are members of the same family, unless we have received contrary instructions from one or more of the security holders. This process, called “householding,” allows us to reduce the number of copies of these materials we must print and mail. Even if householding is used, each stockholder will continue to be entitled to submit a separate proxy or voting instructions.

Certain banks, brokers, broker-dealers and other similar organizations acting as nominee record holders may be participating in the practice of “householding” proxy materials. If you are a beneficial owner of our shares and would prefer to receive separate copies of a proxy statement or annual report for other stockholders in your household, either now or in the future, please contact your bank, broker, broker-dealer or other similar organization serving as your nominee. Beneficial owners of our shares sharing an address who are receiving multiple copies of the proxy materials and who wish to receive a single copy of these materials in the future will need to contact their bank, broker, broker-dealer or other similar organization serving as their nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of our annual report and/or proxy statement, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact Broadridge Financial Solutions, Inc., Householding Department, in writing at 51 Mercedes Way, Edgewood, New York 11717; or by telephone: (866) 540-7095. If you participate in householding and wish to receive a separate copy of this proxy statement, or if you do not wish to participate in householding and prefer to receive separate copies of our annual report and/or proxy statement in the future, please contact Broadridge Financial Solutions, Inc., Householding Department as indicated above.

22

STOCKHOLDER PROPOSALS FOR

OUR 2022 ANNUAL MEETING

Stockholder proposals intended to be considered for inclusion in next year’s proxy statement and form of proxy for presentation at the 2022 Annual Meeting of Stockholders must comply with Exchange Act Rule 14a-8, as amended. The deadline for submitting such proposals is February 1, 2021, unless the date of the 2022 Annual Meeting is more than 30 days before or after the one-year anniversary date of the Annual Meeting, in which case proposals must be submitted a reasonable time before we print our proxy materials for the 2022 Annual Meeting. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.

Stockholder proposals should be addressed to the Company at 2401 S. Foothill Drive, Suite D, Salt Lake City, Utah 84109, Attn: Corporate Secretary. The specific requirements for submitting stockholder proposals are set forth in Section 14a-8 of the Exchange Act. Outside of the process provided by Rule 14a-8 of the Exchange Act, our bylaws do not provide for stockholders to submit proposals or director nominees for consideration at our annual meetings.

OTHER MATTERS

Management does not know of any other matters which are likely to be brought before the meeting. However, in the event that any other matters properly come before the meeting, the persons named in the enclosed proxy will vote said proxy in accordance with their judgment in said matters.

YOUR VOTE IS IMPORTANT! WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Dwight H. Egan
Chairman of the Board and Chief Executive Officer
Salt Lake City, Utah
June 21, 2021

23